UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2012

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

On January 24, 2012, the Mohegan Tribal Gaming Authority (the “Authority”) issued a press release announcing the preliminary operating results for its first quarter ended December 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1. The press release and related information also may be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

The unaudited preliminary operating results for the quarter ended December 31, 2011 included in Exhibit 99.1, attached hereto, has been prepared by, and is the responsibility of, the Authority’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to this information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. This information, while based on the Authority’s good faith expectations as of the date of this Current Report based on a preliminary analysis, is not final and may change as the Authority continues its analysis.

The information in this Item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 8	Other Events

Item 8.01	Other Events

On January 24, 2012, the Authority also issued a press release announcing that it is commencing a private offer to exchange all its outstanding notes (the “old notes”) for new notes and a related solicitation of consents to certain amendments of the old notes and the indentures governing the old notes, concurrently with a series of other refinancing transactions. A copy of this press release is attached hereto as Exhibit 99.2. The press release and related information also may be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report:

99.1	Press Release of the Mohegan Tribal Gaming Authority, dated January 24, 2012.

The following exhibit is filed as part of this Current Report:

99.2	Press Release of the Mohegan Tribal Gaming Authority, dated January 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: January 25, 2012	By:	/s/ Bruce S. Bozsum
Bruce S. Bozsum
Chairman, Management Board

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Mohegan Tribal Gaming Authority, dated January 24, 2012.

99.2	Press Release of the Mohegan Tribal Gaming Authority, dated January 24, 2012.